UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2011

Aflac Incorporated

(Exact name of registrant as specified in its charter)

Georgia	001-07434	58-1167100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1932 Wynnton Road, Columbus, Georgia		31999
(Address of principal executive offices)		(Zip Code)

706.323.3431

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Shareholders of Aflac Incorporated (the “Company”) was held on May 2, 2011. Matters submitted to the shareholders and voted upon at the meeting, which are more fully described in the Company’s Proxy Statement, are as follows: (1) Election of 15 members to the board of directors; (2) Approval of a non-binding advisory proposal on compensation of the Company’s named executive officers as described in the Proxy Statement; (3) A non-binding advisory proposal on the frequency of future advisory votes on executive compensation; and (4) Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the year ending December 31, 2011. The shareholders approved proposals (1), (2) and (4), and they approved a frequency of “one year” for proposal (3).

The following is a summary of the votes cast, as well as the number of abstention and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director.

VOTES

	For	Against	Abstentions	Broker Non-Votes
(1) Election of 15 members to the board of directors:
Daniel P. Amos	677,125,371	17,016,040	696,514	71,699,274
John Shelby Amos II	619,347,198	74,407,224	1,083,503	71,699,274
Paul S. Amos II	681,866,703	11,868,651	1,102,571	71,699,274
Michael H. Armacost	685,458,140	8,260,589	1,119,196	71,699,274
Kriss Cloninger III	642,282,303	51,739,880	815,742	71,699,274
Elizabeth J. Hudson	686,169,865	7,871,077	796,983	71,699,274
Douglas W. Johnson	692,127,606	1,874,770	835,549	71,699,274
Robert B. Johnson	691,290,461	2,696,628	850,836	71,699,274
Charles B. Knapp	685,463,886	8,535,591	838,448	71,699,274
E. Stephen Purdom, M.D.	686,516,719	7,626,254	694,952	71,699,274
Barbara K. Rimer, DrPH	685,509,736	8,511,395	816,794	71,699,274
Marvin R. Schuster	686,226,549	7,781,676	829,700	71,699,274
David Gary Thompson	691,635,583	2,371,092	831,250	71,699,274
Robert L. Wright	685,539,789	8,426,902	871,234	71,699,274
Takuro Yoshida	692,755,815	1,379,591	702,519	71,699,274

(2) Non-binding advisory proposal on executive compensation	680,112,319	11,045,681	3,679,925	71,699,274

	1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
(3) Non-binding advisory vote on the frequency of future advisory votes on executive compensation	610,135,172	3,011,615	79,712,698	1,978,440	71,699,274

	For	Against	Abstentions	Broker Non-Votes
(4) Ratification of appointment of KPMG LLP as independent registered public accounting firm for the year ending December 31, 2011	756,901,292	8,280,987	1,354,920	-

With respect to proposal (3), the advisory vote on the frequency of future advisory votes on executive compensation, the Aflac Incorporated board of directors recommended that future advisory votes on executive compensation occur once per year. Shareholder votes on this matter indicate concurrence; therefore, future advisory votes on executive compensation will take place every year.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

May 5, 2011	/s/ June Howard
(June Howard)
Senior Vice President, Financial Services
Chief Accounting Officer

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